                                                                    EXHIBIT 10.6

                 SECOND AMENDMENT TO THE TAX SHARING AGREEMENT

                                 by and among

                                  AT&T CORP.,

                          LIBERTY MEDIA CORPORATION,

               for itself and each member of the Liberty Group,

                          TELE-COMMUNICATIONS, INC.,

                          LIBERTY VENTURES GROUP LLC,

                           LIBERTY MEDIA GROUP LLC,

                               TCI STARZ, INC.,

                             TCI CT HOLDINGS, INC.

                                      and

           each Covered Entity listed on the signature pages hereof,



                        dated as of September 24, 1999

                 SECOND AMENDMENT TO THE TAX SHARING AGREEMENT
                 ---------------------------------------------

          This Second Amendment, dated as of September 24, 1999 (this "Second Amendment"), to the Tax Sharing Agreement dated as of March 9, 1999, as amended by the First Amendment (the "First Amendment") to the Agreement dated as of May 28, 1999 (the "Agreement") is entered into by and among AT&T Corp., a New York corporation ("AT&T"), Liberty Media Corporation, a Delaware corporation ("Liberty"), for itself and on behalf of each member of the Liberty Group, Tele-Communications, Inc., a Delaware corporation, Liberty Ventures Group LLC, a Delaware limited liability company, Liberty Media Group LLC, a Delaware limited liability company, TCI Starz, Inc., a Colorado corporation, TCI CT Holdings, Inc., a Delaware corporation, each Covered Entity listed on the signature pages hereof, and any entities which become parties to the Agreement pursuant to
Section 23 thereto. Unless otherwise stated herein, capitalized terms used in this Second Amendment shall have the meaning ascribed to such terms in the Agreement.

          WHEREAS, the parties have entered into the Agreement, which governs the sharing, allocation and reimbursement of federal, state, local and foreign taxes by the members of the Common Stock Group and the Liberty Group;

          WHEREAS, the Capital Stock Committee of the AT&T Board of Directors has adopted the resolutions attached as Exhibit A to the Second Supplement to the Inter-Group Agreement, dated as of September 24, 1999 (the "Second Supplement"), approving and authorizing the repurchase by AT&T from time to time of up to 135 million shares of Liberty Media Group Tracking Stock (as such number shall be adjusted from time to time to reflect stock splits, stock dividends, stock combinations and similar events affecting the Liberty Media Group Tracking Stock), in accordance with the terms and conditions set forth in the resolution of the Capital Stock Committee and the Second Supplement (the "Stock Repurchase Program");

          WHEREAS, the parties intend that certain Tax Items arising from or related to the Stock Repurchase Program shall be considered Tax Items attributable to the Liberty Group; and

          WHEREAS the parties now wish to amend the Agreement in certain respects to clarify the intent of the parties with respect to sharing, allocation and reimbursement of federal, state, local and foreign taxes by the members of the Common Stock Group and the Liberty Group and to make such other amendments, as provided herein;

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereby amend the Tax Sharing Agreement and agree as follows:

          1. The Agreement, as amended by the First Amendment, is amended by inserting in Section 1: "`Repurchase Transactions' shall have the meaning set forth in the Second Supplement."

          2. The Agreement, as amended by the First Amendment, is amended by inserting in Section 3(d)(i) the words "the adoption by the Capital Stock Committee of the AT&T Board of Directors of the resolutions attached as Exhibit A to the Second Supplement or any action taken by AT&T or any other member of the Common Stock Group in good faith in accordance with the terms of the Second Supplement or Second Amendment in connection with the Stock Repurchase Program or any Repurchase Transaction or" after the words "(except in the case of clauses (i), (ii) and (iii), to the extent arising out of or relating to" and before the words "actions taken by AT&T at the request of Liberty...."

          3. The Agreement, as amended by the First Amendment, is amended by inserting as Section 3(d)(xi):

          "(xi) Liberty Stock Repurchase Program.  Except as set forth in the
                --------------------------------
second sentence of this Section 3(d)(xi) with respect to the Excluded Buyback Tax Items (as defined below) and in addition to (but without duplication of) any Tax Item for which Liberty is responsible (other than pursuant to this Section 3(d)(xi)) under this Agreement, any Tax Item (including, without limitation, any gain recognized under Code Section 311(b) and any fee or interest income) arising from or relating to: (I) any agreement required to be entered into by AT&T in connection with any Repurchase Transaction or the negotiation, review, execution or delivery of the Second Amendment or the Second Supplement; (II) any Repurchase Transaction entered into in accordance with the terms of the Second Supplement and the applicable Repurchase Notice (as defined in the Second Supplement); (III) any action taken in good faith by AT&T or any member of the Common Stock Group in accordance with the terms of the Second Supplement or the Second Amendment; (IV) AT&T's performance of its obligations under the Second Supplement (or the Second Amendment) relating to the Stock Repurchase Program in accordance with the terms of the Second Supplement (or the Second Amendment);
(V) any transaction undertaken by any member of the Liberty Group in connection with the Stock Repurchase Program, any Repurchase Transaction or any transaction related thereto; (VI) any excess loss account in the stock of Liberty or any other member of the Liberty Group; and (VII) any excess loss account in the stock of any member of the Common Stock Group to the extent that such excess loss account would not have existed but for the creation or increase in the excess loss accounts, if any, in the stock of Liberty and the Covered Entities (to the extent such stock in the Covered Entities is held directly or indirectly by Liberty Ventures Group LLC or TCI), determined on a collective basis, shall be for the account of the Liberty Group, and Liberty shall pay AT&T any Tax (or any reduction in any Tax refund, credit or other benefit) attributable thereto. Any Tax Item arising from or relating to: (A) any excess loss account in the stock of any member of the Common Stock Group (except as provided in clause
(VII) above of this Section 3(d)(xi)) or (B) the disposition by any member of the Common Stock Group in a Repurchase Transaction of Liberty Media Group Tracking Stock held for the account of the Common Stock Group (the foregoing Tax Items specified in this sentence shall be referred to as "Excluded Buyback Tax Items"), shall be for the account of AT&T.

          4. The words "the date hereof" shall be deleted in each place that they appear in the Agreement and in lieu thereof shall be inserted the words "March 9, 1999."

          5. Except as otherwise expressly provided herein, the Agreement shall continue in full force and effect without modification.

          IN WITNESS WHEREOF, each of the parties has caused this Second Amendment to be executed by its respective duly authorized officer as of the date first set forth above.

                             AT&T CORP.

                             By: /s/ Marilyn J. Wasser
                                 -------------------------------------
                             Name: Marilyn J. Wasser
                             Title:


                             LIBERTY MEDIA CORPORATION, for itself and for each member of the Liberty Group

                             By: /s/ Gary S. Howard
                                 -------------------------------------
                             Name: Gary S. Howard
                             Title: Executive Vice President

Each of the Covered Entities listed below on this page hereby executes this Second Amendment as a member of the Liberty Group to acknowledge that such Person is bound by this Second Amendment as a member of the Liberty Group:


                              LIBERTY SP, INC.

                              By: /s/ Gary S. Howard
                                  ------------------------------------
                              Name: Gary S. Howard
                              Title: Executive Vice President


                              LIBERTY AGI, INC.

                              By: /s/ Gary S. Howard
                                  ------------------------------------
                              Name: Gary S. Howard
                              Title: Executive Vice President


                              LMC INTERACTIVE, INC.

                              By: /s/ Gary S. Howard
                                  ------------------------------------
                              Name: Gary S. Howard
                              Title: Executive Vice President

                               TELE-COMMUNICATIONS, INC.

                               By: /s/ Stephen M. Brett
                                   -----------------------------------
                               Name: Stephen M. Brett
                               Title:


                               LIBERTY VENTURES GROUP LLC

                               By: /s/ Stephen M. Brett
                                   -----------------------------------
                               Name: Stephen M. Brett
                               Title:


                               LIBERTY MEDIA GROUP LLC

                               By: /s/ Gary S. Howard
                                   -----------------------------------
                               Name: Gary S. Howard
                               Title: Executive Vice President


                               TCI STARZ, INC.

                               By: /s/ Stephen M. Brett
                                   -----------------------------------
                               Name: Stephen M. Brett
                               Title:


                               TCI CT HOLDINGS, INC.

                               By: /s/ Gary S. Howard
                                   -----------------------------------
                               Name: Gary S. Howard
                               Title: Vice President